                                                                   EXHIBIT 10.58
                              EMPLOYMENT AGREEMENT


          THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of November 1, 1997 by and between Virtual Mortgage Network, Inc., a Nevada corporation (the "Company") and Michael A. Barron ("Executive").

                                  WITNESSETH:

          WHEREAS, the Company and Executive desire to enter into this Agreement to assure the Company of the continuing and exclusive service of Executive and to set forth the terms and conditions of Executive's employment with the Company.

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

          1.  Term. The Company agrees to employ Executive and Executive hereby
              ----
accepts such employment, in accordance with the terms of this Agreement, commencing November 1, 1997 and ending September 1, 2000, unless this Agreement is earlier terminated as provided herein.

          2.  Services and Exclusivity of Services. So long as this Agreement
              ------------------------------------
shall continue in effect, Executive shall devote Executive's full business time, energy and ability to the business, affairs and interests of the Company and its affiliates or subsidiaries ("Affiliates") and matters related thereto in order to perform duties as assigned by the Board of Directors of the Company (the "Board"), shall use Executive's best efforts and abilities to promote the Company's interests and shall perform the services contemplated by this Agreement in accordance with policies established by and under the direction of the Board. Executive agrees to serve without additional remuneration in such executive capacities for one or more direct or indirect Affiliates of the Company as the Board may from time to time request, subject to appropriate authorization by the Affiliate or Affiliates involved and any limitations under applicable law. Executive agrees to faithfully and diligently promote the business, affairs and interests of the Company and its Affiliates.

          Without the prior express written authorization of the Board, Executive shall not, directly or indirectly, during the term of this Agreement engage in any activity competitive with or adverse to the Company's business, whether alone, as a partner, officer, director, employee or significant investor of or in any other entity. (An investment of greater than 5% of the outstanding capital or equity securities of an entity shall be deemed significant for these purposes.)

          Executive represents to the Company that Executive has no other outstanding commitments inconsistent with any of the terms of this Agreement or the services to be rendered hereunder.

          3.   Duties and Responsibilities. In addition to his duties as an
               ---------------------------
employee as discussed herein, Executive shall serve as Chairman of the Board and Chief Executive Officer of the Company for the duration of this Agreement. Executive's duties as an Executive shall be overall responsibility and authority concerning the development and management of the Company. Furthermore, Executive shall implement and continue to develop the business strategies of the Company. In the performance of Executive's duties, Executive shall report directly to the Board and shall be subject to the direction of the Board and to such limits on Executive's authority as the Board may from time to time impose.

          Executive agrees to observe and comply with the rules and regulations of the Company as adopted by the Board respecting the performance of Executive's duties and agrees to carry out and perform orders, directions and policies of the Company and its Board as they may be, from time to time, stated either orally or in writing. The Company agrees that the duties which may be assigned to Executive shall be usual and customary duties of the position(s) to which Executive may from time to time be appointed or elected and shall not be inconsistent with the provisions of the charter documents of the Company or applicable law. Executive shall have such corporate power and authority as shall reasonably be required to enable Executive to perform the duties required in any office that may be held, subject to the limitations on such powers imposed by the Board.

          4.   Compensation.
               ------------

          (a)  Base Compensation.
               -----------------

          During the term of this Agreement, the Company agrees to pay Executive a base salary at the rate of $180,000 per year from November 1, 1997 (subject to increases at the discretion of the Compensation Committee of the Board, which shall be comprised of the outside non-management directors of the Company), in each case payable in accordance with the Company practices in effect from time to time (the "Base Salary").

          (b)  Bonuses.
               -------

          Executive shall be eligible for bonuses in accordance with any bonus or other incentive compensation plans adopted by the Board by a majority vote of the Company's outside directors ("General Bonuses").

          (c)  Additional Benefits:  The Company agrees to provide the following
               -------------------
     "Additional Benefits" to Executive:

               (i) Company-paid life insurance with a face value of at least $1,000,000, which insurance shall be a "split dollar" whole life policy under which the Company would be entitled to the return (without interest) of its premiums upon Executive's death or termination of employment, with the remaining portion of the policy to be solely owned by Executive or his beneficiaries upon Executive's death or termination of employment;

               (ii) medical plan coverage for Executive, his spouse and dependents, if any, at the expense of the Company, with such coverage (or comparable coverage) to continue following termination of employment (other than for "Cause" or without "Good Reason" as each term is defined in this Agreement) until Executive and spouse are eligible for Medicare; and

               (iii) all rights and benefits for which Executive is otherwise eligible under any pension plan, profit-sharing plan, dental, disability, or insurance plan or policy or other plan or benefit that the Company or its Affiliates may provide for Executive or (provided Executive is eligible to participate therein) for employees of the Company generally, as from time to time in effect, during the term of this Agreement.

          (d)  Stock Options:  Executive shall be eligible for stock option
               -------------
     grants under the Company's stock option plans as administered by the Board or the Compensation Committee of the Board. Concurrently with the completion of the Company's planned initial public offering of its Common Stock, the Company will issue options to the Executive to bring his total shares (owned or options awarded) to a total of 7.5% of the fully diluted shares of Common Stock outstanding at such date. The option price shall be the same as the price per share at the initial public offering.

          (e)  Perquisites:   Executive shall be entitled to four weeks paid
               -----------
     vacation, a monthly automobile allowance of $1,000 and other perquisites in accordance with the plans, policies, programs and practices which are at least as favorable as those in effect with respect to other peer employees of the Company.

          5.   Termination.  This Agreement and all obligations hereunder
               -----------
(except the obligations contained in Sections 4(c), 8, 9, 10 and 11 (Additional Benefits, Confidential Information, Non-Competition, No Solicitation of Customers and Noninterference with Executives) which shall survive any termination hereunder) shall terminate upon the earliest to occur of any of the following:

          (a)  Expiration of Term.  The expiration of the term provided for in
               ------------------
     Section 1 or the voluntary termination by Executive or retirement from the Company in accordance with the normal retirement policies of the Company.

          (b)  Death or Disability of Executive.  The death or disability of
               --------------------------------
     Executive. For the purposes of this Agreement, disability shall mean the absence of Executive performing Executive's duties with the Company on a full-time basis for a period of six months, or for shorter periods aggregating 60 or more business days in any twelve (12)-month period, as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its
           -------------------
     insurers and acceptable to Executive or Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably). If Executive shall become disabled, Executive's employment may be terminated by written notice from the Company to Executive.

          (c)  For Cause or Without Good Reason.
               --------------------------------

          The Company may terminate Executive's employment and all of Executive's rights to receive Base Salary and Bonuses hereunder for Cause or upon the resignation of Executive without Good Reason. For purposes of this Agreement, the term "Cause" shall be limited to the willful commission of a felony or other act of moral turpitude which directly and demonstrably causes material, tangible harm to the Company, and "Good Reason" shall be defined as (i) demotion of Executive from the position of Chairman and President without the consent of Executive; (ii) any attempt to decrease Executive's Base Salary or Bonuses; (iii) any breach of this Agreement by the Company; or (iv) any requirement that Executive relocate to an office more than 30 miles further from Executive's current home address than the Company's current office.

          Notwithstanding the foregoing, Executive shall not be terminated for Cause pursuant to this Section 5(c) unless and until Executive has received notice of a proposed termination for Cause and Executive has had an opportunity to be heard before at least a majority of the members of the Board. Executive shall be deemed to have had such an opportunity if given written or telephonic notice at least 72 hours in advance of a meeting.
     The initial determination that Cause or Good Reason exists shall be made by the Board. Any dispute regarding such determination shall be resolved in accordance with Section 20 of this Agreement.

          (d)  Without Cause or With Good Reason.
               ---------------------------------

          Notwithstanding any other provision of this Section 5, the Board shall have the right to terminate Executive's employment with the Company without Cause, and Executive shall have the right to resign with Good Reason, at any time. If the Company terminates Executive without Cause or Executive terminates for Good Reason, then the Company shall, within 10 days of such termination, make an immediate lump sum payment in the amount of (i) one times the applicable Base Salary, net of applicable taxes, plus (ii) the present value of Bonuses (based on the assumption that the Company would achieve all performance targets for a 100% bonus), and the Company shall provide the Additional Benefits provided for under Section 4(c) for the remainder of the term, including the full vesting of Stock Options that would have been earned during the succeeding twelve months of employment if the Executive had not been terminated. The present value of the aggregate unpaid Bonuses shall be determined under the then applicable federal rates under the Internal Revenue Code. Further, if Executive is terminated without Cause or resigns with Good Reason, all stock options held by Executive shall become fully vested.

          6.   Business Expenses.
               -----------------

          During the term of this Agreement, the Company shall reimburse Executive promptly for business expenditures made and substantiated in accordance with policies, practices and procedures established from time to time by the Company generally with respect to other employees and incurred in the pursuit and furtherance of the Company's business and good will. The Executive shall be entitled to business class accommodations for all flights in excess of four hours in duration.

          7.   Parachute Limitations.
               ---------------------

          Notwithstanding any other provision of this Agreement or of any other agreement, contract or understanding heretofore or hereafter entered into by Executive with the Company or any Affiliate, except an agreement, contract or understanding hereafter entered into that expressly modifies or excludes application of this Section 7 (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by the Company or any Affiliate for the direct or indirect compensation of Executive, whether or not such compensation is deferred, is in cash, or is in the form of an option or other benefit to or for Executive (a "Benefit Plan"), Executive shall not have any right to exercise an option or to receive any payment or other benefit under this Agreement, any Other Agreement or any Benefit Plan if such right to exercise, payment or benefit, taking into account all other rights, payments, or benefits to or for Executive under this Agreement, all Other Agreements and all Benefit Plans, would cause any right, payment, or benefit to Executive under this Agreement to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Internal Revenue Code as then in effect (a "Parachute Payment"). In the event that the receipt of any such right to exercise or any other payment or benefit under this Agreement, any Other Agreement or any Benefit Plan would cause Executive to be considered to have received a Parachute Payment under this Agreement, then Executive shall have the right, in Executive's sole discretion, to designate those rights, payments or benefits under this Agreement, any Other Agreements, and/or any Benefit Plans, that should be reduced or eliminated so as to avoid having the right, payment or benefit to Executive under this Agreement be deemed to be a Parachute Payment.

          8.   Confidential Information.
               ------------------------

          Executive acknowledges that the nature of Executive's engagement by the Company is such that Executive shall have access to information of a confidential and/or trade secret nature which has great value to the Company and which constitutes a substantial basis and foundation upon which the business of the Company is based. Such information includes financial, manufacturing and marketing data, techniques, processes, formulas, developmental or experimental work, work in process, methods, trade secrets (including, without limitation, customer lists and lists of customer sources), or any other secret or confidential information relating to the products, services, customers, sales or business affairs of the Company or its Affiliates (the "Confidential Information"). Executive shall keep all such Confidential Information in confidence during the term of this Agreement and at any time thereafter and shall not disclose any of such Confidential Information to any other person, except to the extent such disclosure is (i) required by applicable law, (ii) lawfully obtainable from other sources, or (iii) authorized in writing by the Company. Upon termination of Executive's employment with the Company, Executive shall deliver to the Company all documents, records, notebooks, work papers, and all similar material containing any of the foregoing information, whether prepared by Executive, the Company or anyone else.

          9.   Non-Competition.
               ---------------

          In order to protect the Confidential Information, Executive agrees that during the term of Executive's employment, and for a period of one year thereafter, Executive shall not, directly or indirectly, whether as an owner, partner, shareholder, agent, employee, creditor or otherwise, promote, participate or engage in any activity or other business competitive with the Company's business or the business of any present Affiliate of the Company in Orange or Los Angeles Counties if such activity or other business involves any use by Executive of any of the Confidential Information. The Company shall notify Executive of any perceived violation of this Section 9, and Executive shall have 30 days to cure such violation.

          10.  Non-Solicitation of Customers.
               -----------------------------

          Executive agrees that for a period of one year after the termination of employment with the Company, Executive will not, on behalf of Executive or on behalf of any other individual, association or entity, call on any of the customers of the Company or any Affiliate of the Company for the purpose of soliciting or inducing any of such customers to acquire (or providing to any of such customers) any product or service provided by the Company or any Affiliate of the Company, nor will Executive in any way, directly or indirectly, as agent or otherwise, in any other manner solicit, influence or encourage such customers to take away or to divert or direct their business to Executive or any other person or entity by or with which Executive is employed, associated, affiliated or otherwise related if such business is competitive with the Company.

          11.  Noninterference with Executives.
               -------------------------------

          In order to protect the Confidential Information, Executive agrees that during the term hereof and for a period of one year thereafter, Executive will not, directly or indirectly, induce or entice any employee of the Company or its Affiliates to leave such employment or cause anyone else to leave such employment.

          12.  Indemnity.
               ---------

          To the fullest extent permitted by applicable law and the bylaws of the Company, as from time to time in effect, the Company shall indemnify Executive and hold Executive harmless for any acts or decisions made in good faith while performing services for the Company, and the Company shall use its best efforts to obtain coverage for Executive (provided the same may be obtained at reasonable cost) under any liability insurance policy or policies now in force or hereafter obtained during the term of this Agreement that cover other officers of the Company having comparable or lesser status and responsibility. The Company will pay and, subject to any legal limitations, advance all expenses, including reasonable attorneys' fees and costs of court approved settlements, actually and necessarily incurred by Executive in connection with the defense of any action, suit or proceeding and in connection with any appeal thereon, which has been brought against Executive by reason of Executive's service as an officer or agent of the Company or of any Affiliate of the Company.

          13.  Severability.
               ------------

          If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the extent possible.

          14.  Succession.
               ----------

          This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns and any such successor or assignee shall be deemed substituted for the Company under the terms of this Agreement for all purposes. As used herein, "successor" and "assignee" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires the stock of the Company or to which the Company assigns this Agreement by operation of law or otherwise. The obligations and duties of Executive hereunder are personal and otherwise not assignable. Executive's obligations and representations under this Agreement will survive the termination of Executive's employment, regardless of the manner of such termination.

          15.  Notices.
               -------

          Any notice or other communication provided for in this Agreement shall be in writing and sent if to the Company to its office at:

          4590 MacArthur Boulevard
          Suite 175
          Newport Beach, CA  92660
          Attention: President
          Fax:  (714) 252-0797

or at such other address as the Company may from time to time in writing designate, and if to Executive at such address as Executive may from time to time in writing designate. Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Section 16 and a verification of receipt is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

          16.  Entire Agreement.
               ----------------

          This Agreement contains the entire agreement of the parties relating to the subject matter hereof and supersedes any prior agreements, undertakings, commitments and practices relating to Executive's employment by the Company.

          17.  Amendments.
               ----------

          No amendment or modification of the terms of this Agreement shall be valid unless made in writing and duly executed by both parties.

          18.  Waiver.
               ------

          No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof or of any other right, nor shall any single or partial exercise preclude any further or other exercise of such right or any other right.

          19.  Governing Law.
               -------------

          This Agreement, and the legal relations between the parties, shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of law doctrines, and any court action arising out of this Agreement shall be brought in any court of competent jurisdiction within the State of California, County of Orange.

          20.  Arbitration.
               -----------

          Executive may, if he desires, submit any claim for payment under this Agreement or any dispute regarding the interpretation of this Agreement to arbitration. This right to select arbitration shall be solely that of Executive, and Executive may decide whether or not to arbitrate in his discretion. The "right to select arbitration" does not impose on Executive a requirement to submit a dispute for arbitration. Executive may, in lieu of arbitration, bring an action in appropriate civil court. Executive retains the right to select arbitration, even if a civil action (including, without limitation, an action for declaratory relief) is brought by the Company prior to the commencement of arbitration. If arbitration is selected by Executive after a civil action concerning Executive's dispute has been brought by a person other than Executive, the Company and Executive shall take such actions as are necessary or appropriate, including dismissal of the civil action, so that the arbitration can be timely heard. Once arbitration is commenced, it may not be discontinued without the unanimous consent of all parties to the arbitration.

          Any claim for arbitration may be submitted as follows: If Executive disagrees with an interpretation of this Agreement by the Company, or disagrees with the calculation of his benefits under this Agreement, such claim may be filed in writing with an arbitrator of Executive's choice who is selected by the method described in the next four sentences. The first step of the selection shall consist of Executive submitting in writing a list of five potential arbitrators to the Company. Each of the five arbitrators must be either (1) a member of the National Academy of Arbitrators located in the state of Executive's principal residence or (2) a retired California Superior Court or Appellate Court judge. Within one week after receipt of the list, the Company shall select one of the five arbitrators as the arbitrator of the dispute in question. If the Company fails to select an arbitrator in a timely manner, Executive then shall designate one of the five arbitrators as the arbitrator of the dispute in question.

          The arbitration hearing shall be held within seven days (or as soon thereafter as possible) after the selection of the arbitrator. No continuance of said hearing shall be allowed without the mutual consent of Executive and the Company. Absence from or nonparticipation at the hearing by any party shall not prevent the issuance of an award. Hearing procedures that will expedite the hearing may be ordered at the arbitrator's discretion, and the arbitrator may close the hearing in his sole discretion when he decides he has heard sufficient evidence to justify issuance of an award.

          The arbitrator's award shall be rendered as expeditiously as possible and in no event later than one week after the close of the hearing. In the event the arbitrator finds that Executive is entitled to the benefits he claimed, the arbitrator shall order the Company to pay such benefits, in the amounts and at such time as the arbitrator determines. The award of the arbitrator shall be final and binding on the parties. The Company shall thereupon pay Executive immediately the amount that the arbitrator orders to be paid in the manner described in the award. The award may be enforced in any appropriate court as soon as possible after its rendition. If any action is brought to confirm the award, no appeal shall be taken by any party from any decision rendered in such action.

          If the arbitrator determines either that Executive is entitled to the claimed benefits or that the claim by Executive was made in good faith, the arbitrator shall direct the Company to pay to Executive, and the Company agrees to pay to Executive in accordance with such order, an amount equal to Executive's expenses in pursuing the claim, including attorneys' fees.

          21.  Withholding.
               -----------

          All compensation payable hereunder, including salary and other benefits, shall be subject to applicable taxes, withholding and other required, normal or elected employee deductions.

          22.  Counterparts.
               ------------

          This Agreement and any amendment hereto may be executed in one or more counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

          23.  Headings.
               --------

          Section and other headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          24.  Representation By Counsel; Interpretation.
               -----------------------------------------

          The Company and Executive each acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the matters contemplated by this Agreement. Accordingly, any rule of law, including but not limited to Section 1654 of the California Civil Code, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties.

          25.  Right to Purchase Additional Securities.
               ---------------------------------------

          (a)  First Refusal Right.  If the Company proposes to issue (a
               --------------------
     "Proposed Issuance") Additional Securities (as defined below), the Company shall offer such

     Additional Securities to Executive, and Executive shall have the right (a "First Refusal Right") to purchase all or any portion of his Pro Rata Share (as defined below) of such Additional Securities, upon the terms of the Proposed Issuance. The Company shall give Executive written notice of the Proposed Issuance stating the material terms thereof, including the type of Additional Securities involved, the proposed purchase price therefor and the anticipated closing date of such issuance (the "Company Notice"). If Executive desires to exercise his First Refusal Right, Executive shall, within 20 days of receipt of the Company Notice, deliver to the Company written notice stating the portion of Executive's Pro Rata Share of such Additional Securities that he is willing to purchase (a "Response Notice"). Executive's Response Notice shall be deemed to constitute his irrevocable agreement to purchase the specified portion of his Pro Rata Share of the Additional Securities upon the terms of the Proposed Issuance described in the Company Notice, on the later of (i) the closing date specified in the Company Notice or (ii) the closing date of the Proposed Issuance if other persons are purchasing Additional Securities. The Company shall have 90 days from the date of the Company Notice to consummate such Proposed Issuance with respect to the Additional Securities which are not being purchased by Executive at a price and upon terms that are not materially less favorable to the Company than the price and terms specified in the Company Notice, and such price and terms shall be made available to Executive if Executive has elected to purchase Additional Securities. If the Company proposes to issue Additional Securities after such 90-day period, or at a price and upon terms which are materially less favorable to the Company than those specified in the Company Notice, it must again comply with the procedures set forth in this section.

          (b)  Termination.  The rights provided to Executive under this Section
               -----------
     25 shall not be assignable by Executive and shall terminate upon the earlier of (i) the termination of this Agreement or (ii) the consummation of the initial public offering of the Company's Common Stock.

          (c)  Definitions.
               -----------

               (i) "Additional Securities" means (x) all securities of the Company which possess general voting power to elect members of the Board of Directors of the Company ("Voting Securities"), (y) all rights, options or warrants to purchase Voting Securities or securities described in the following clause and (z) all other securities of any type whatsoever that are, or may become, convertible into or exchangeable for, or that entitle the holder to purchase, Voting Securities (such securities described in clauses (x), (y) and (z) referred to collectively as "Securities"). "Additional Securities" does not include (A) all shares of stock of the Company issued and outstanding on the date hereof (appropriately adjusted in the future to reflect any subsequent stock dividends, stock splits, reverse stock splits or similar transactions), (B) any Securities issued on a proportional basis to all of the holders of the Company's Common Stock, (C) any Securities issued or issuable or reissued or reissuable to any employee, consultant or independent member of the Board of the Company or any subsidiary of the Company pursuant to any employee benefit plan, arrangement or agreement approved by the Board, (D) any Securities issued or issuable in connection with an underwritten public offering of Voting Securities, (E) any Securities issued or issuable in connection with the acquisition by the Company of any business, business assets or Securities from any person, (F) any Securities issued to any financing source for the Company or any subsidiary of the Company in connection with such financing or (G) any Securities that are issued or issuable upon the exercise of rights, options or warrants to purchase Securities or upon the conversion or exchange of Securities convertible into or exchangeable for Securities where Executive received (or was not required to receive) a Company Notice pursuant to this Agreement.

               (ii) "Pro Rata Share" means the fraction (y) the numerator of which is the total number of shares of Voting Securities then held by Executive and (z) the denominator of which is the total number of shares of Voting Securities then outstanding.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              THE COMPANY

                              Virtual Mortgage Network, Inc.


                              /s/ JOHN D. MURRAY
                              -------------------------------
                              By John D. Murray
                              Its President & CFO



                              EXECUTIVE


                              /s/ MICHAEL A. BARRON
                              -------------------------------
                              Michael A. Barron


                              3 Suprema Drive
                              -------------------------------
                              Newport Coast, CA
                              -------------------------------
                              92657
                              -------------------------------
                                         [address]